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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 29, 1998



                       AMERICAN INDUSTRIAL PROPERTIES REIT
               (Exact Name of Registrant as Specified in Charter)

          TEXAS                                  1-9016                       75-6335572
(State or Other Jurisdiction of             (Commission File               (I.R.S. Employer
Incorporation or Organization)                   Number)                Identification Number)



              6210 N. Beltline Road, Suite 170, Irving, Texas 75063
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 756-6000



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS.

           On April 29, 1998, the Board of Trust Managers of American Industrial Properties REIT (the "Trust") approved a form of Severance and Change In Control Agreement (the "Agreement") to be entered into by the Trust and each of the Trust's four executive officers. The Agreements were executed on May 5, 1998, but are effective as of April 29, 1998.

           Pursuant to the terms of the Agreement, upon a change in control of the Trust, the executive officer will be entitled to receive certain benefits including, but not limited to: (i) 2.50 times executive's annualized base salary rate as of the date of the first event constituting a change in control or, if higher, executive's highest base salary in the previous five fiscal years; (ii)
2.50 times executive's targeted bonus amount for the fiscal year in which the first event constituting a change in control occurs; (iii) all awards under employee incentive plans shall immediately vest; and (iv) an additional cash payment if any of the foregoing is subjected to an excise tax under Section 280G and Section 4999 of the Internal Revenue Code of 1986, as amended.

           To resolve any conflicts between the Agreements and the Trust's Employee and Trust Manager Incentive Share Plan, the Plan has also been amended.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)        EXHIBITS.

           *10.1 Severance and Change In Control Agreement dated as of April 29, 1998, by and between Charles W. Wolcott and the Trust.

           *10.2 Severance and Change In Control Agreement dated as of April 29, 1998 by and between Marc A. Simpson and the Trust.

           *10.3 Severance and Change In Control Agreement dated as of April 29, 1998 by and between David B. Warner and the Trust.

           *10.4 Severance and Change In Control Agreement dated as of April 29, 1998 by and between Lewis D. Friedland and the Trust.

           *10.5 Amendments to the Trust's Employee and Trust Manager Incentive Share Plan.
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* Filed herewith.

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN INDUSTRIAL PROPERTIES REIT



                                   /s/ Marc A. Simpson
                                   --------------------------------------------
                                    Marc A. Simpson
                                    Vice President and Chief Financial Officer,
                                    Secretary and Treasurer

Dated: May 21, 1998


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                                  EXHIBIT LIST


           *10.1 Severance and Change In Control Agreement dated as of April 29, 1998, by and between Charles W. Wolcott and the Trust.

           *10.2 Severance and Change In Control Agreement dated as of April 29, 1998, by and between Marc A. Simpson and the Trust.

           *10.3 Severance and Change In Control Agreement dated as of April 29, 1998, by and between David B. Warner and the Trust.

           *10.4 Severance and Change In Control Agreement dated as of April 29, 1998, by and between Lewis D. Friedland and the Trust.

           *10.5 Amendments to the Trust's Employee and Trust Manager Incentive Share Plan.

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* Filed herewith